INVESTMENT IN ASSOCIATE	12 Months Ended
Mar. 31, 2022
Investment In Associate
INVESTMENT IN ASSOCIATE

NOTE 7. INVESTMENT IN ASSOCIATE

Details of the Company’s associate as of March 31, 2022 and 2021 are as follows:

Name	Principal Activity	Place of Incorporation and Principal Place of Business	Voting Rights Held as of March 31, 2022	Voting Rights Held as of March 31, 2021
Associate: Stimunity S.A.	Biotechnology	Paris, France	44.0%	44.0%

The following table is a roll-forward of the Company’s investment in Stimunity S.A. as of and for the years ended March 31, 2022 and 2021:

	As of and for the Years Ended March 31,
(In thousands)	2022	2021

Balance, beginning of year	$1,735	$1,225
Additional investment	–	1,000
Share of (loss)	(62)	(490)
Balance, end of year	$1,673	$1,735

On February 28, 2018, the Company made an initial investment of €0.5 million ($0.7 million) by subscribing to 3,780 new Class A shares of Stimunity SAS ("Stimunity"), a French simplified joint stock company located and operating in Paris, France, for a 27% equity interest.  One of the three directors on the Board of Directors is represented by the Company. The management of Stimunity is controlled by the two other founding shareholders of Stimunity. Management evaluated the Company's investment and concluded that the Company has significant influence and therefore its investment in Stimunity is accounted for using the equity method.

Under the Shareholders’ Agreement between the Company and the founders of Stimunity, the Company committed to a second investment in the amount of €1.5 million ($1.9 million) (the "Stimunity Commitment") by subscribing to 4,140 Class A shares at a price of €363 per share, upon Stimunity successfully completing agreed milestones (“Milestones”). On March 25, 2019, the Company made an additional discretionary investment of €0.6 million ($0.7 million) by subscribing to 1,945 ordinary shares at a price of €308.55 per share, increasing its ownership to approximately 37%.

On June 1, 2020, the Company made an additional of €0.9 million ($1.0 million) by executing its subscription for 2,479 Class A shares upon the achievement of certain Milestones, as provided in the Shareholders’ Agreement, increasing its equity share in Stimunity to 44%. See Note 20, “Commitments and Contingent Liabilities” and Note 25(d), “Events After the Balance Sheet Date – Stimunity Convertible Note” for a further discussion.

The Company accounts for its investment in Stimunity under the equity method and accordingly, records its share of Stimunity’s earnings or loss based on its ownership percentage. The Company recorded equity in (loss) in Stimunity of ($62,000) and $(490,000) for the years ended March 31, 2022 and 2021, respectively.

Under the Shareholders’ Agreement, Portage has (i) a preferential subscription right to maintain its equity interest in Stimunity in the event of a capital increase from the issuance of new securities by Stimunity, except for issuances of new securities for stock options under a merger plan or for an acquisition, or (ii) the right to vote against any (a) issuances of additional securities that would call for the Company to waive its preferential subscription right, or (b) any dilutive issuance.

The following table illustrates the summarized financial information of the Company's investment in Stimunity S.A:

	As of March 31,
(In millions)	2022	2021
	(Unaudited)	(Unaudited)
Current assets	$1.8	$1.6
Non-current assets	$–	$–

Current liabilities	$0.6	$0.7
Non-current liabilities	$0.1	$.01
Equity	$1.1	$0.8

Company's share in equity – 44.0% and 44.0%	$0.5	$0.4

	Years Ended March 31,
	2022	2021
	(Unaudited)	(Unaudited)
Revenue	$0.2	$0.1
Loss from operations	$(0.8)	$(1.5)
Net loss	$(0.4)	$(1.1)